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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 21, 2002 (March 7, 2002)
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

6110 El Tordo
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)(Zip Code)

(858) 759-8300
(Registrant's Telephone Number, including Area Code)

Item 2.    Acquisition or Disposition of Assets.

        On March 7, 2002, First Community Bancorp ("FCB") completed its merger (the "Merger") with W.H.E.C., Inc. ("WHEC"). The Merger was consummated pursuant to the terms of the Agreement and Plan of Merger, dated as of November 12, 2001, by and between FCB and WHEC (the "Merger Agreement").

        As a result of the Merger, each issued and outstanding share of common stock of WHEC was converted into the right to receive 0.2353 of a share of FCB common stock.

        Based upon the March 7, 2002 closing price of FCB common stock, the approximate value of consideration to be received by WHEC shareholders in the Merger is $23.4 million.

        The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is incorporated as Exhibit 2.1 hereto. After giving effect to the Merger, the total assets of First Community and its subsidiaries increased to approximately $1.25 billion, total deposits increased to approximately $1.09 billion and total shareholder equity increased to approximately $96 million as of September 30, 2001, on a pro forma basis.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  The financial statements required by this current report shall be filed on or before May 18, 2002.

  (b)
  The pro forma financial information required by this current report shall be filed on or before May 18, 2002.

  (c)
  Exhibits
  The following exhibits are filed on this current report.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of November 12, 2001, by and between First Community Bancorp and W.H.E.C., Inc. (hereby incorporated by reference to exhibit 2.1 to First Community Bancorp's registration statement on Form S-4 (registration No. 333-76106) dated December 28, 2001).
99.1	Press Release of First Community Bancorp dated March 7, 2002.

* * *

This report includes forward-looking statements that involve inherent risks and uncertainties. First Community Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include economic conditions generally, including those resulting from the terrorist attacks of September 11, 2001 and their aftermath, and competition in the geographic and business areas in which First Community Bancorp operates, inflation, fluctuations in interest rates, legislation and governmental regulation and the progress of integrating the operations of First Community Bancorp, W.H.E.C., Inc., Rancho Santa Fe National Bank, and Capital Bank of North County. We make no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 21, 2002
FIRST COMMUNITY BANCORP
	By:	/s/ MATTHEW P. WAGNER Name: Matthew P. Wagner Title: President and Chief Executive Officer

        The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of November 12, 2001, by and between First Community Bancorp and W.H.E.C., Inc. (hereby incorporated by reference to First Community Bancorp's filing on Form S-4 (registration No. 333-76106) dated December 28, 2001).
99.1	Press Release of First Community Bancorp dated March 7, 2002.

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SIGNATURE
Exhibit Index